EXHIBIT 23


             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-8 (File No. 1-10185).




                                                /S/  ARTHUR ANDERSEN LLP


San Antonio, Texas
March 25, 1999